Cash and cash equivalents	6 Months Ended
Jun. 30, 2020
Cash and cash equivalents
Cash and cash equivalents

5.Cash and Cash Equivalents

	Six Months Ended	Year Ended
	June 30,	December 31,
(in thousands of €)	2020	2019
Cash equivalents	€1,146,936	€252,550
Cash and bank balances	54,507	78,732
	€1,201,443	€331,282

On June 30, 2020, cash and cash equivalents amounted to €1,201.4 million, compared to €331.3 million on December 31, 2019 and included cash equivalents and cash and bank balances held in different financial institutions. Cash and bank balances were mainly composed of saving accounts and current accounts. Cash equivalents comprised of term accounts with an original maturity of 3 months or less and money market funds that are readily convertible to cash and are subject to an insignificant risk of changes in value.

Please also refer to note 14 for more information on the financial instruments.